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                              EXHIBIT 10.17.3.1

                                AMENDMENT #1 TO
                         PROPERTY MANAGEMENT AGREEMENT
                            REGARDING BENTLEY PLACE

     This Amendment, by and between Roberts Properties Residential, L.P. ("Owner") and Multifamily Management, Inc. (f/k/a Roberts Properties Management, Inc.) ("Manager"),

                              W I T N E S S E T H:

     WHEREAS, Roberts Properties Management, Inc. has entered into a Property Management Agreement (the "Agreement") with Roberts Properties Bentley Place, L.P. (the "Predecessor");

     WHEREAS, Owner has succeeded to the rights and duties of the Predecessor as respects the Agreement; and

     WHEREAS, the parties desire to modify the Agreement as more particularly provided hereinafter;

     NOW, THEREFORE, the parties do hereby agree as follows.

     A.    AMENDMENTS.

          1. Article II of the Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following: "This Agreement, as amended, shall have a term of five (5) years, commencing as of March 21, 1996 and continuing through the fifth anniversary thereof, and shall thereafter be automatically renewed for successive one (1) year terms unless earlier terminated in accordance with the provisions of
     Article VII hereof."

          2. Article III of the Agreement is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

          "Subject to Section 3.10 hereof, during the term of this Agreement, Owner hereby grants to Manager the sole and exclusive authority, for and on behalf of Owner, to manage and operate the Project as agent of Owner, and, without limiting the generality of the foregoing, Owner grants to Manager the sole and exclusive authority to do, and Manager agrees to do for and on behalf of Owner, the following:"

          3. Article III of the Agreement is hereby further amended by adding thereto the following:

          "3.10 Owner shall in no event provide to any tenant any Non-Qualified Services (as hereinafter defined). In the event that any Non-Qualified Services are provided to a tenant, such Services must be provided by an independent contractor from whom Owner does not derive or receive any income (within the meaning of section 856(d) of the Internal Revenue Code and all applicable regulations and other authorities thereunder), and in no way shall such Services be construed as being provided by Owner. Such independent contractor shall bear the cost of providing any such Non-Qualified Service to any tenant and shall make a separate charge to such tenant for any such Service so provided. The independent contractor shall retain the charges and all other income for any such Non-Qualified Services. Owner shall in no event derive or receive any income from such Non-Qualified Services or from such independent contractor. For purposes hereof, "Non-Qualified Services" are services which, if provided by Owner (other than through an independent contractor as contemplated by the preceding sentences of this paragraph), would cause the rents payable by any tenant to fail to qualify as rents from


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      real property, within the meaning of section 856(d) of the Internal
      Revenue Code and all applicable regulations and other authorities thereunder."

           4. Article IV is hereby amended by deleting the reference to the Incentive Management Fee from the first paragraph thereof.

           5. Section 4.2 of the Agreement is hereby deleted in its entirety and marked "[Intentionally Omitted]."

           6. Article VI of the Agreement is hereby amended by deleting the name and address of the Owner specified therein, and replacing it with the following:

                 "Roberts Properties Residential, L.P.
                 8010 Roswell Road
                 Suite 120
                 Atlanta, Georgia 30350
                 Attention:  Mr. Charles S. Roberts, President
                             Roberts Realty Investors, Inc."

     and is hereby further amended by deleting the name and address of the Manager specified therein, and replacing it with the following:

                 "Multifamily Management, Inc.
                 8010 Roswell Road
                 Suite 120
                 Atlanta, Georgia 30350
                 Attention:  Mr. Charles S. Roberts"


     B. EFFECTIVE DATE. The Amendment made by division A hereof shall be effective as of March 21, 1996, provided that to the extent permitted by law, this Amendment shall be effective as of and from and after the first day of March 1996.

     C. REAFFIRMATION. Except as hereby modified, the Agreement remains and shall remain in full force and effect.

     D. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which (consisting of one set of textual pages and one or more signature pages, each signed by one or more parties and collectively exhibiting the signatures of all parties), shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.


                      [EXECUTIONS COMMENCE ON NEXT PAGE.]



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     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed on the dates indicated, but as of the effective date hereinbefore specified.



Date:  March 21, 1996               Roberts Properties Residential, L.P.

                                    By:  Roberts Realty Investors, Inc.


                                         By: /s/  Charles S. Roberts
                                             -----------------------------------
                                             Charles S. Roberts, President and
                                             Chief Executive Officer



Date:  March 21, 1996               Multifamily Management, Inc.


                                    By: /s/  Charles S. Roberts
                                        ----------------------------------------
                                        Charles S. Roberts, President




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